                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement No. 333-51921 of Specialty Catalog Corp. on Form S-3 of our report dated March 15, 2001, appearing in this Annual Report on Form 10-K of Specialty Catalog Corp. for the year ended December 30, 2000.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 28, 2001